Exhibit 10.3

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of March 7, 2016, and entered into by and among IBG BORROWER LLC, a Delaware limited liability company (the “Borrower”), each of the undersigned Loan Parties and each additional entity that may become a party hereto after the date hereof in accordance with Section 19 hereof (each an “Additional Grantor” and collectively, the “Additional Grantors”, together with each of the Borrower, each undersigned Loan Party, and each Additional Grantor being a “Grantor,” and collectively the “Grantors”) and CORTLAND CAPITAL MARKET SERVICES LLC (“Cortland”), as the collateral agent (in such capacity, together with its successors and permitted assigns, herein called the “Collateral Agent”) for the Credit Parties. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

PRELIMINARY STATEMENTS

A. Pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Cortland, as administrative agent (in such capacity, together with its successors and permitted assigns, herein called the “Administrative Agent”) and collateral agent for the Lenders, the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower.

B. The Guarantors have executed and delivered the Facility Guaranty in favor of the Administrative Agent and the Collateral Agent for the benefit of the Credit Parties, pursuant to which each Guarantor has guaranteed the due and punctual payment when due of all Obligations of the Borrower under the Credit Agreement.

C. It is a condition to the initial extensions of credit by the Lenders under the Credit Agreement that the Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce the Lenders to make Loans and other extensions of credit under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Grant of Security.

(a) Each Grantor hereby grants, assigns, and pledges to the Collateral Agent, for the benefit of the Credit Parties, a security interest in all of such Grantor’s right, title and interest in and to all of the following property, in each case whether now owned or existing or hereafter acquired, possessed or arising, whether tangible or intangible, wherever located (all of which collectively shall hereinafter be referred to as the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all money, Cash Equivalents and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts, including the Lockbox Account and the Reserve Accounts, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other Credit Party;

(iv) all Documents;

(v) all General Intangibles, including Payment Intangibles and all Intellectual Property and Licenses;

(vi) all Goods, including Inventory, Equipment, Farm Products and Fixtures;

(vii) all Instruments and Negotiable Collateral (including all of such Grantor’s Pledged Debt);

(viii) all Investment Property, including Securities Collateral and any Pledged Equity (including all of such Grantor’s Pledged Operating Agreements and Pledged Partnership Agreements);

(ix) all Letter-of-Credit Rights and other Supporting Obligations;

(x) all Records;

(xi) all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto;

(xii) all books and records relating to any of the foregoing; and

(xiii) all proceeds (as defined in the UCC) and Accessions with respect to any of the foregoing Collateral including products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

(b) Notwithstanding anything herein to the contrary, (i) in no event shall the Collateral include (nor shall any defined term used therein include), and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in any Excluded Property and (ii) the Grantors shall not be required to take any action intended to cause Excluded Property to constitute Collateral.

SECTION 2. Security for the Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment and performance in full when due and owing, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations.

SECTION 3. Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral unless the Collateral Agent has expressly in writing assumed such duties and obligations and released the Grantors from such duties and obligations, and (c) the Collateral Agent shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder unless the Collateral Agent has expressly in writing assumed such duties and obligations and released the Grantors from such duties and obligations.

SECTION 4. Representations, Warranties and Covenants.

Each Grantor represents, warrants and covenants as follows:

(a) Ownership of Collateral. Such Grantor owns its interests in the Collateral free and clear of any Lien, except for Liens permitted by Section 7.01 of the Credit Agreement and except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes. Such Grantor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Collateral on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Credit Agreement. No person other than the Collateral Agent has, or will have, control or possession of all or any part of the Collateral, except as expressly permitted by the Loan Documents.

(b) Perfection. The security interests in the Collateral granted to the Collateral Agent for the benefit of the Credit Parties hereunder constitute legal and valid security interests in the Collateral, securing the payment and performance of the Obligations under the UCC. Upon the filing of UCC financing statements naming such Grantor as “debtor,” naming the Collateral Agent as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, the security interests in the Collateral granted to the Collateral Agent for the benefit of the Credit Parties will constitute valid, enforceable (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law) and first priority perfected security interests therein to the extent a security interest in such Collateral can be perfected by the filing of financing statements under the Uniform Commercial Code as in effect in the states of such filing offices, prior to all other Liens (except for Liens permitted by Section 7.01 of the Credit Agreement). To the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon proper recordation of the security interests granted hereunder in Intellectual Property Collateral in the applicable IP Filing Office, the security interests granted to the Collateral Agent for the benefit of the Credit Parties hereunder will constitute valid and first priority perfected security interests (to the extent perfection may be achieved by such filings) in such Intellectual Property Collateral, prior to all other Liens (except for Liens permitted by Section 7.01 of the Credit Agreement). The security interest granted to the Collateral Agent for the benefit of the Credit Parties pursuant to this Agreement in and on the Collateral will at all times constitute a valid, enforceable (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law), first priority perfected, continuing security interest therein, prior to all other Liens (except for Liens permitted by Section 7.01 of the Credit Agreement). Notwithstanding anything to the contrary in any of the Loan Documents, no Grantor shall be required to make any filings or otherwise take any actions to record or perfect the Collateral Agent’s security interest in any Intellectual Property of any Grantor applied for or registered with any IP Filing Office outside of the United States, to the extent that the cost, difficulty, burden or consequence of creating, recording, perfecting or maintaining such security interest exceeds the practical benefit afforded thereby as reasonably determined by the Collateral Agent (acting at the direction of the Required Lenders) in consultation with the Borrower.

(c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. As of the Closing Date, such Grantor’s full legal name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e., corporation, limited partnership, etc.), jurisdiction of organization, chief executive office and organization number, if any, provided by the applicable Governmental Authority of its jurisdiction of organization are set forth on Schedule 3 annexed hereto. As of the Closing Date, all Equipment and Inventory (other than Equipment and Inventory out for repair, in transit, at other locations in connection with repair or refurbishment thereof in the ordinary course of business, in the possession of employees of the Grantors in the ordinary course of business or having a fair market value in the aggregate of less than $250,000) of such Grantor is located at the chief executive office or such other location listed on Schedule 3 annexed hereto. Such Grantor shall not move any Equipment or Inventory (other than Equipment and Inventory out for repair, in transit, at other locations in connection with repair or refurbishment thereof in the ordinary course of business, in the possession of employees of the Grantors in the ordinary course of business or having a fair market value in the aggregate of less than $250,000) to any other location until (i) it shall have given the Collateral Agent prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request (acting at the direction of the Required Lenders) and (ii) with respect to such new location, such Grantor shall have taken all action reasonably satisfactory to the Collateral Agent (acting at the direction of the Required Lenders) to maintain the perfection and priority of the security interest of the Collateral Agent in the Collateral intended to be granted hereby.

(d) Authorization, Consent, etc. No consent of any party (including equityholders or creditors of such Grantor) and no consent, authorization, approval, license or other action by, and no notice (other than any notice required pursuant to Article 9 of the UCC or otherwise set forth in this Agreement) to or filing with, any Governmental Authority or regulatory body or other person is required for (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder pursuant to the UCC, (ii) the voting or other rights provided for in this Agreement or (iii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral in which a Lien is purported to be created in favor of the Collateral Agent hereunder, except (x) for the filings contemplated in Section 4(b), (y) as may be required, in connection with the disposition of any Collateral, by applicable laws, rules and regulations or (z) consents and approvals already obtained as of the date hereof. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or regulatory body or any other person therefor, then, upon the reasonable request of the Collateral Agent, each Grantor agrees to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

(e) Securities Collateral. Schedule 4 annexed hereto sets forth all of the Pledged Equity owned by each Grantor as of the Closing Date, and the percentage ownership in each issuer thereof. All of such Pledged Equity have been, and to the extent any Pledged Equity is hereafter issued, such Pledged Equity will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent such concepts are applicable in the jurisdictions of organization of the issuer of such Pledged Equity and except as otherwise permitted under the Loan Documents, there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity, in each case as of the Closing Date. As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, (C) are not held by such Grantor in a Securities Account, and (D) are not certificated. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. With regards to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, (x) no Grantor shall permit such interests to be certificated, and no applicable issuer shall certificate any such interest or (y) no Grantor shall or permit such issuer to opt in to Article 8 of the Uniform Commercial Code with respect to such limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, in each case of clauses (x) and (y), without the express prior written consent of the Collateral Agent and the taking of all action required by the Loan Documents or as reasonably requested by the Collateral Agent in order for the Collateral Agent to have a perfected security interest in such Collateral. Schedule 5 annexed hereto sets forth all of the Indebtedness owing to any Grantor and evidenced by a promissory note valued in excess of $250,000 individually (the “Pledged Debt”) as of the Closing Date. All of the Pledged Intercompany Debt set forth on Schedule 5 annexed hereto is the legally valid and binding obligation of the issuers thereof (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles).

(f) Intellectual Property Collateral. As of the Closing Date: a true and correct list of all (i) Intellectual Property Collateral consisting of Trademark Registrations and Domain Names owned by such Grantor, applications for any Trademark Registrations owned by such Grantor or Trademarks owned by such Grantor and otherwise material to the conduct of such Grantor’s business is set forth on Schedule 6 annexed hereto; (ii) Intellectual Property Collateral consisting of Patents (and including Patent applications) owned by such Grantor is set forth on Schedule 7 annexed hereto; (iii) Intellectual Property Collateral consisting of Copyright Registrations owned by such Grantor, applications for Copyright Registrations owned by such Grantor or Copyrights owned by such Grantor is set forth on Schedule 8 annexed hereto; (iv) Material Licenses (excluding licenses for commercially-available off-the-shelf software) are set forth on Schedule 9 annexed hereto; and (v) Non-Securitized Licenses are set forth on Schedule 10 annexed hereto.

As of the Closing Date, to such Grantor’s knowledge, all registered or issued Intellectual Property listed (or required to be listed) in Schedules 6, 7, and 8 is valid, subsisting, unexpired and enforceable and no event has occurred or failed to occur which permits, or after notice or lapse of time or both would permit, the revocation, termination, abandonment, or cancellation of any such Intellectual Property Collateral of such Grantor (except any patents or registrations expiring at the end of their non-renewable statutory term), and all applications listed (or required to be listed) in Schedules 6, 7 and 8 remain pending before the applicable IP Filing Office. As of the Closing Date, no proceedings are currently pending before any Governmental Authority challenging the validity, enforceability, or scope of any material portion of the Intellectual Property Collateral of such Grantor or such Grantor’s right to own, register or use any portion of any material Intellectual Property Collateral of such Grantor.

As of the Closing Date, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question in any material respect the validity or enforceability of such Grantor’s rights in any material registered or issued Intellectual Property Collateral owned by such Grantor.

Except as set forth in Schedule 11 attached hereto, as of the Closing Date, no claim has been asserted in writing or is pending before any Governmental Authority by any Person challenging or questioning the ownership or use of any material registered or issued Intellectual Property Collateral owned by such Grantor or the validity, enforceability or effectiveness of such Intellectual Property Collateral owned by such Grantor, nor does such Grantor know of any valid basis for such claim.

As of the Closing Date, (i) to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any material Intellectual Property Collateral owned by such Grantor and (ii) no action is pending before any Governmental Authority in which such Grantor alleges any such infringement, misappropriation, dilution or other violation. Except as set forth in Schedule 11 attached hereto, as of the Closing Date, to the knowledge of such Grantor, the business of such Grantor does not infringe, misappropriate, dilute, or otherwise violate the rights in Intellectual Property owned or held by any Person in any material respect.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to such Grantor (other than Additional Grantors) on and as of the Closing Date and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of an IP Supplement or notice delivered pursuant to Section 5(c) hereof, such representations and warranties are made by such Grantor delivering such supplement or notice solely in respect of such identified Collateral as of the date of such supplement or notice.

(g) Schedules. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Credit Party, including the Collateral Questionnaire and the schedules thereto, in connection with this Agreement, in each case, relating to the Collateral, as may be updated from time to time in accordance with the terms of this Agreement and the other Loan Documents, is true, correct and complete in all material respects.

SECTION 5. Further Assurances.

(a) Generally. Subject to the limitations contained herein and in the Credit Agreement, each Grantor agrees that from time to time, at its own reasonable expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent (acting at the direction of the Required Lenders) may reasonably request, in order to perfect and protect any security interest (including the priority thereof) granted or purported to be granted hereby in the Collateral or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) (A) execute (if necessary), authorize the filing of (if applicable) and file such financing or continuation statements, or amendments thereto and (B) deliver such instruments or notices, in each case, as may be necessary, or as the Collateral Agent (acting at the direction of the Required Lenders) may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) upon reasonable prior written request by the Collateral Agent (acting at the direction of the Required Lenders), allow inspection in accordance with and subject to the limitations set forth in Section 6.10 of the Credit Agreement. Prior to the Termination Date, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor, or words of similar effect) without the signature of any Grantor. Prior to the Termination Date, each Grantor hereby further authorizes the Collateral Agent to file any IP Security Agreements executed by such Grantor in connection herewith with the applicable IP Filing Office.

(b) Securities Collateral. Subject to the limitations in Section 1, without limiting the generality of the foregoing Section 5(a), each Grantor agrees that, with respect to the pledge of Securities Collateral of a Loan Party under the laws of the United States, (A) all certificates or Instruments representing or evidencing the Pledged Equity and Pledged Debt of any Subsidiary referred to in Section 6.11 of the Credit Agreement shall be delivered promptly (and in any event no later than 15 Business Days after it becomes subject to Section 6.11 of the Credit Agreement or such later date as the Collateral Agent may agree (acting at the direction of the Required Lenders)) and (B) all other Pledged Equity and Pledged Debt shall be delivered on or before 15 Business Days after such certificates or Instruments are in the possession of such Grantor (or such later date as may be agreed by the Collateral Agent (acting at the direction of the Required Lenders)), to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank. Any delivery to the Collateral Agent of any such certificates and Instruments shall be accompanied by supplements to Schedules 4 and/or 5 annexed hereto, as applicable. Each Grantor hereby authorizes the Collateral Agent to attach each such supplement to this Agreement and agrees that all Pledged Equity or Pledged Debt listed on any such supplement delivered to the Collateral Agent shall for all purposes hereunder be considered Securities Collateral. Each Grantor shall promptly deliver to the Collateral Agent a copy of each material notice or other material communication received by it in respect of any Pledged Equity. No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Equity, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Equity if the same is prohibited pursuant to the Loan Documents. Each Grantor agrees that it will cooperate with the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the security interest on the Securities Collateral or to effect any sale or transfer thereof. As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Equity issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(c) Intellectual Property Collateral. In connection with the delivery of each Compliance Certificate required to be delivered under Section 6.02(b) of the Credit Agreement, each Grantor shall notify the Collateral Agent in writing of any applications for issuance or registration of Intellectual Property Collateral filed by such Grantor, of issuances or registrations for Intellectual Property acquired by such Grantor, of any Material Licenses and Non-Securitized Licenses, to which such Grantor became party or otherwise acquired by such Grantor and of any registrations of a Trademark filed pursuant to Section 1(b) of the Lanham Act, following the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act with respect thereto, in each case, during the period for which such Compliance Certificate was delivered. In connection with the delivery of such Compliance Certificate, each Grantor shall execute and deliver to the Collateral Agent an IP Supplement covering any related issuances, registrations or applications for registrations of the Intellectual Property Collateral, and submit the applicable IP Security Agreement for recordation with respect thereto in the applicable IP Filing Office; provided that the failure of any Grantor to execute an IP Supplement or IP Security Agreement for recordation with respect to any Intellectual Property Collateral shall not impair the security interest of the Collateral Agent therein or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto. Upon delivery to the Collateral Agent of an IP Supplement, Schedules 6, 7, 8, 9 and 10 annexed hereto and Schedule A to each IP Security Agreement, as applicable, shall be deemed modified to include any Intellectual Property Collateral set forth on Schedule A to such IP Supplement (or in the case of Domain Names, upon notification to Collateral Agent of any Domain Name acquired by any Grantor, Schedule 6 annexed hereto shall be deemed modified to include such Domain Name).

(d) Commercial Tort Claims. Each Grantor represents that it has no Commercial Tort Claims for which a claim or counterclaim has been filed valued in excess of $250,000, individually or in the aggregate, as of the Closing Date, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claim for which a claim or counterclaim has been filed and the claim amount is in excess of $250,000, individually or in the aggregate, such Grantor shall promptly, on or before 10 days after such filing (or such later date as may be agreed by the Collateral Agent in its sole discretion (acting at the direction of the Required Lenders)), notify the Collateral Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement, including Schedule 1 (without further consent of any Person) by which such Commercial Tort Claim shall constitute part of the Collateral.

(e) Bank Accounts. In connection with the delivery of each Compliance Certificate required to be delivered under Section 6.02(b) of the Credit Agreement, each Grantor shall provide the Collateral Agent with an updated list of all bank accounts maintained by such Grantor as of such date, which list shall include, with respect to each bank account (i) the name and address of the financial institution at which such bank account is maintained; (ii) the account number(s) maintained with such financial institution; (iii) a contact person at such financial institution, (iv) a description of the purpose of such bank account, and (v) an indication as to whether such bank account constitutes an Excluded Account.

SECTION 6. Certain Covenants of Grantors.

Each Grantor shall give the Collateral Agent prior written notice of any change to such Grantor’s (i) legal name, (ii) type of organization, (iii) jurisdiction of organization, (iv) chief executive office or (v) organization number, if any, from those set forth in Schedule 3 (or any subsequent notice or joinder) in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in the Collateral, for the benefit of the Credit Parties. Each Grantor shall take all actions necessary or advisable to maintain the continuous validity, perfection and the same priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted hereunder, which in the case of any merger or other change in organizational structure shall include delivering a written notice (in the form of an Officers’ Certificate) upon completion of such merger or other change in organizational structure confirming the grant of the security interest under this Agreement; provided, however, that delivery of such notice shall not be required if notice is delivered pursuant to the immediately preceding sentence and such merger or other change in organizational structure occurs on the date specified in such notice. If such Grantor does not have an organizational identification number and later obtains one, such Grantor shall promptly (and, in any event, within 10 days) notify the Collateral Agent of such organizational identification number.

SECTION 7. Special Covenants with respect to Accounts.

Except as otherwise provided in this Section 7 and in the Credit Agreement, each Grantor may continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, upon concurrent notice to the Borrower or such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent, (ii) enforce collection of any such Accounts, and (iii) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

SECTION 8. Special Covenants With Respect to the Securities Collateral.

(a) Form of Securities Collateral. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. With respect to any Securities Collateral consisting of Equity Interests in a Domestic Subsidiary that is not a security as defined in Section 8-102(a)(15) of the UCC or pursuant to Section 8-103 of the UCC, if any Grantor shall take any action that, under such Section, converts such Securities Collateral into a security, such Grantor shall give prompt written notice thereof to the Collateral Agent and cause the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to the Collateral Agent as provided in Section 5(b).

(b) Voting and Distributions. Except as provided in the succeeding Section 8(c) and so long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

(c) Event of Default. Upon the occurrence and during the continuation of an Event of Default, (x) all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and (y) except as otherwise specified in the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive such dividends, other distributions, principal and interest payments. All dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be paid over to the Collateral Agent upon written demand in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 16 of this Agreement. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (b) above and that remain in such account.

SECTION 9. Special Covenants With Respect to the Intellectual Property Collateral.

(a) With respect to Intellectual Property Collateral material to the conduct of each Grantor’s business as conducted, such Grantor shall, in its reasonable business judgment, and except to the extent permitted under the Credit Agreement:

(i) take commercially reasonable steps (which may be consistent with such Grantor’s past practices) to protect the secrecy of trade secrets owned by such Grantor relating to the products and services sold or delivered by such Grantor under or in connection with such Intellectual Property Collateral (other than trade secrets that are, in the reasonable good faith judgment of Grantor, no longer economically practicable or commercially desirable to maintain or are not used or useful in the business);

(ii) take commercially reasonable steps (which may be consistent with such Grantor’s past practices) to use (or take commercially reasonable efforts to cause its licensees to use) proper statutory notice in connection with its use of any of such Intellectual Property Collateral owned by such Grantor and products and services offered by such Grantor or its licenses and covered by such Intellectual Property Collateral owned by such Grantor, in each case to the extent (A) necessary or desirable under applicable law to protect such Intellectual Property Collateral and (B) necessary to comply with the terms of all Licenses relating to such Intellectual Property Collateral; and

(iii) use (or take commercially reasonable efforts to cause its licensees to use) a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered by such Grantor or its licensees under or in connection with the Trademarks owned by such Grantor.

(b) Except as otherwise provided in this Section 9, each Grantor shall use commercially reasonable efforts to continue to collect, at its own reasonable expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take such action as such Grantor deems reasonably necessary or advisable to enforce collection of such amounts; provided that, the Collateral Agent shall have the right at any time after the occurrence and during the continuation of an Event of Default, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After the occurrence and during the continuance of any Event of Default (i) all amounts and proceeds (including checks and Instruments) received by such Grantor in respect of amounts due to such Grantor in respect of such Intellectual Property Collateral or any portion thereof shall be received for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be paid over or delivered to the Collateral Agent upon written demand in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 16 hereof, and (ii) such Grantor shall not adjust, settle or compromise in any material aspect the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any material credit or discount thereon.

(c) Each Grantor shall use commercially reasonable efforts to prosecute and maintain (including by filing any applicable renewals) any issuance, registration or application for registration relating to any material Intellectual Property Collateral owned by such Grantor and set forth (or required to be set forth) on Schedules 6, 7 or 8 annexed hereto, as applicable. Notwithstanding the foregoing, each Grantor shall not be obligated or liable to prosecute or maintain any registrations, issuances or applications of or to Intellectual Property Collateral that

Grantor deems, in its reasonable business judgment, to be immaterial to the business or that are no longer used or useful, and may abandon, cancel or cease to protect the same. Any expenses incurred in connection therewith shall be borne solely by Grantors.

(d) Each Grantor shall have the right (but not the obligation) to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or opposition, cancellation, reexamination or reissue proceedings as such Grantor considers necessary to protect the Intellectual Property Collateral.

(e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby grants to the Collateral Agent an irrevocable nonexclusive right and license (exercisable without payment of royalty or other compensation to the Grantor) to use (including to sublicense) all Intellectual Property Collateral owned by such Grantor, together with any goodwill associated therewith, to the extent necessary to enable the Collateral Agent to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral; provided, that, with respect to any Intellectual Property Collateral that consists of Trademarks, such use shall be substantially in accordance with the quality control used by such Grantor in connection with the products and services sold or delivered under or in connection with such Trademarks. This right shall inure to the benefit of all permitted successors, assigns and transferees of the Collateral Agent and its permitted successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. For the avoidance of doubt, at the time of the release of the Liens as set forth in Section 18(b), or at such time that an Event of Default (i) is no longer occurring and continuing or has been cured, or (ii) has been duly waived as provided in Section 10.01 of the Credit Agreement, the license granted to the Collateral Agent pursuant to this Section 9(e) shall automatically, unconditionally and immediately terminate unless any other Event of Default exists at such time (and for the avoidance of doubt, such termination shall not limit the right of the Collateral Agent to be granted the license contemplated by this Section 9(e) in the event a subsequent Event of Default has occurred and is continuing after the date of such termination); provided, however, that any sublicenses granted by the Collateral Agent prior to such termination shall survive in accordance with their terms; provided, further, that upon the applicable Grantor’s written request, the Collateral Agent shall promptly assign such sublicenses (and any payment or royalty obligations thereunder) to such Grantor.

SECTION 10. [Reserved].

SECTION 11. Collateral Agent Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be maintained by such Grantor pursuant to the Credit Agreement;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other Instruments, Documents, Negotiable Collateral, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Collateral Agent with respect to any of the Collateral;

(e) to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately upon demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral;

(g) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Collateral Agent;

(h) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(i) to use any Intellectual Property Collateral, including but not limited to any labels, Patents, Trademarks, trade names, Domain Names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor;

(j) the Collateral Agent, on behalf of the Credit Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property Collateral and Licenses and, if the Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement; and

(k) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do, in each case in accordance with applicable law, rule or regulation.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

SECTION 12. Collateral Agent May Perform.

Subject to any limitations of the Collateral Agent to take actions as set forth in Section 11, if any Grantor fails to materially perform any agreement contained herein within a reasonable period of time after the Collateral Agent has requested that it do so, with regard to the Collateral, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable pursuant to Section 10.04 of the Credit Agreement.

SECTION 13. Standard of Care.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property of a similar type.

SECTION 14. Remedies.

(a) Generally. If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon reasonable request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties,

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Obligation and (v) without further notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent may be the purchaser of any or all of the Collateral at any such sale and the Collateral Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the Collateral Agent at such sale in accordance with Section 8.03 and Section 9.08 of the Credit Agreement. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees, to the extent permitted by applicable law, that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives, to the extent permitted by applicable law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act, applicable state securities laws and other applicable laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws and other applicable laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees, to the extent permitted by applicable law, that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Collateral Agent shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(c) Bank Accounts. The Collateral Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent, and (ii) with respect to any Grantor’s Securities Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent.

(d) Cash and Cash Proceeds. Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e) Appointment of Receiver. Each Grantor hereby acknowledges that the Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

(f) Marshalling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws..

SECTION 15. Additional Remedies for Intellectual Property Collateral.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default and the delivery of three (3) Business Days’ prior written notice to the Borrower, (i) the Collateral Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Collateral Agent or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and (ii) upon written demand from the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of the Intellectual Property Collateral in which such Grantor has an interest and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Collateral Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Obligations shall not have become immediately due and payable, the Collateral Agent shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect, and any license or sublicense entered into by the Collateral Agent with a third party in accordance with this Agreement shall be binding upon each Grantor notwithstanding any condition in clauses (i) through (iv) above being met.

SECTION 16. Application of Proceeds

Upon the occurrence and during the continuation of an Event of Default (or upon acceleration of all the Obligations pursuant to Section 8.02 of the Credit Agreement), all proceeds received by the Administrative Agent or the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (including any Collateral consisting of cash) under any Loan Document shall be applied by the Administrative Agent in accordance with Section 8.03 of the Credit Agreement.

SECTION 17. Indemnity and Expenses.

(a) The Grantors party hereto jointly and severally agree to indemnify and hold harmless each of the Collateral Agent and the other Indemnitees in accordance with, and subject to the limitations set forth in, Section 10.04 of the Credit Agreement.

(b) The Grantors party hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

SECTION 18. Continuing Security Interest; Transfer of Loans; Termination and Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its permitted successors, transferees and permitted assigns. Without limiting the generality of the foregoing clause (iii), but subject to the provisions of Section 10.06 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Eligible Assignee, and such other Eligible Assignee shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise.

(b) Upon the Termination Date, the security interest granted hereby shall automatically terminate, the Collateral shall be automatically released, this Agreement shall and the Obligations under this Agreement (other than those expressly stated to survive such termination) shall automatically terminate, and all rights to the Collateral shall revert to the applicable Grantors, all without delivery of any instrument or performance of any act by any Person. Upon any such termination the Collateral Agent will, at Grantors’ expense, execute and deliver to Grantors such documents, instruments, notices and releases as Grantors shall reasonably request to evidence such termination and/or release. In addition, upon the sale or other disposition of any Collateral to any Person (other than a Grantor) permitted under the terms of the Credit Agreement or to which Required Lenders have otherwise consented, such Collateral shall be automatically released and, upon a sale or disposition of a Grantor otherwise permitted under the Credit Agreement, such Grantor shall be automatically released from this Agreement and all obligations of such Grantor (other than those expressly stated to survive such release) and all Liens over such Grantor’s Equity Interests and property of such Grantor will terminate and be automatically released, and the Collateral Agent, at the Grantor’s expense, shall execute and deliver such documents, instruments, notices and releases of its security interest in such Collateral and/or such Grantor as may be reasonably requested by such Grantor, subject to, if reasonably requested by the Collateral Agent, delivery of a written certification by the Borrower that such sale or other disposition is permitted under the Credit Agreement. The Collateral Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

SECTION 19. Additional Grantors.

The initial Grantors hereunder shall be the Borrower and the other Grantors as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries or other Persons, including joint venture entities of a Grantor, may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to the Collateral Agent, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary or any other Person to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 20. Amendments; Etc.

Except as otherwise provided in the Credit Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and, in the case of any such amendment or modification, by the Borrower and each of the Grantors affected thereby; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 19 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 21. Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.

SECTION 22. Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 23. Severability.

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 24. Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 25. Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 26. Consent to Jurisdiction and Service of Process.

EACH OF THE PARTIES HERETO AND, BY ACCEPTANCE OF THE BENEFITS ITS HEREOF, EACH CREDIT PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN MANHATTAN BOROUGH, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE GRANTORS OR THEIR PROPERTY IN THE COURTS OF ANY JURISDICTION.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the immediately preceding paragraph of this Section 26. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.02 of the Credit Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

SECTION 27. Waiver of Jury Trial.

EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 28. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 29. Definitions and Interpretive Provisions.

(a) Sections 1.02 and 1.03 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

(b) Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof). Reference to singular terms shall include the plural and vice versa. In addition, the following terms used in this Agreement shall have the following meanings:

“Additional Grantor” means a Subsidiary or any other Person, including a joint venture entity of a Grantor, that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

“Collateral” has the meaning set forth in Section 1 hereof.

“Copyright Registrations” means all Copyright registrations issued to any Grantor and applications for Copyright registration that have been or may hereafter be issued or applied for thereon.

“Copyright Rights” means all common law and other rights in and to the Copyrights including all rights under copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and any such rights.

“Copyrights” means all copyrights in various published and unpublished works of authorship including computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas.

“Counterpart” means a counterpart to this Agreement entered into by a Subsidiary of the Borrower pursuant to Section 19 hereof.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Domain Names” means all Internet domain name and associated uniform resource locator addresses.

“Intellectual Property” means all of the following (including rights acquired pursuant to a license or otherwise):

(a) Copyrights (including Copyright Registrations and Copyright Rights);

(b) Patents;

(c) Trademarks (including Trademark Registrations, the Trademark Rights and the goodwill symbolized by the foregoing);

(d) trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, software, source code and object code;

(e) Domain Names;

(f) all other intellectual property and similar proprietary rights; and

(g) all proceeds thereof and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment of any of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Collateral” means, with respect to any Grantor, all of such Grantor’s right, title and interest (including rights acquired pursuant to a license or otherwise) in and to all Collateral (other than, for the avoidance of doubt, Excluded Property) consisting of Intellectual Property and Licenses and all proceeds thereof (including without limitation, all Intellectual Property set forth on Schedules 6, 7, 8, 9 or 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“IP Filing Office” means the United States Patent and Trademark Office and United States Copyright Office, all similar or corresponding offices in any jurisdiction or multinational registration body throughout the world, or any successor office to the foregoing.

“IP Security Agreement” means a Confirmatory Trademark Security Agreement, substantially in the form of Exhibit I annexed hereto, a Confirmatory Patent Security Agreement, substantially in the form of Exhibit II annexed hereto, and a Confirmatory Copyright Security Agreement, substantially in the form of Exhibit III annexed hereto.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit IV annexed hereto.

“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the UCC).

“Patents” means all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law, all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Companies” means each Person listed on Schedule 4 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date.

“Pledged Debt” has the meaning set forth in Section 4(e).

“Pledged Equity” means all Equity Interests in a Person that is a direct Subsidiary or other entity of a Grantor now or hereafter owned by a Grantor, including in each of the Pledged Companies, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 4 annexed hereto, as the same may be amended or supplemented from time to time, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor, but, in each case, excluding any Excluded Property.

“Pledged Intercompany Debt” means Pledged Debt owed to a Grantor by any obligor that is an Affiliate of such Grantor, whether or not such obligor is a Loan Party.

“Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

“Proceeds” has the meaning given such term in Section 1 hereof.

“Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity and the Pledged Debt constituting Collateral, in each case, in which such Grantor has an interest.

“Trademark Registrations” means all Trademark registrations that have been or may hereafter be issued.

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks.

“Trademarks” means all trademarks, service marks, designs, logos, indicia of origin, trade names, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

ICONIX BRAND GROUP, INC.,
a Delaware corporation

By:	/s/ Peter Cuneo
Name:	Peter Cuneo
Title:	Chairman and Interim CEO

IBG BORROWER LLC,
a Delaware limited liability company

By:	/s/ Peter Cuneo
Name:	Peter Cuneo
Title:	President

[Signature Page to Security Agreement]

GRANTORS (continued):

ARTFUL HOLDINGS LLC, a Delaware limited liability company		IBGWGA LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

BADGLEY MISCHKA LICENSING LLC, a Delaware limited liability company		ICON CANADA JV HOLDINGS CORP., a Delaware corporation

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

BRIGHT STAR FOOTWEAR LLC, a New Jersey limited liability company		ICON ENTERTAINMENT LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

IBGNYC LLC, a Delaware limited liability company		ICON DE BRAND HOLDINGS CORP., a Delaware corporation

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

[Signature Page to Security Agreement]

GRANTORS (continued):

ICONIX CA HOLDINGS LLC, a Delaware limited liability company		IP HOLDINGS UNLTD LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

ICONIX LATIN AMERICA LLC, a Delaware limited liability company		IP MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

IP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		MICHAEL CARUSO & CO., INC., a California corporation

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

IP HOLDINGS LLC, a Delaware limited liability company		MOSSIMO HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

[Signature Page to Security Agreement]

GRANTORS (continued):

MOSSIMO, INC., a Delaware corporation		PILLOWTEX HOLDINGS AND MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

OFFICIAL-PILLOWTEX LLC, a Delaware limited liability company		SCION BBC LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

OP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		SCION LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

OP HOLDINGS, LLC, a Delaware limited liability company		SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

[Signature Page to Security Agreement]

GRANTORS (continued):

SHARPER IMAGE HOLDINGS LLC, a Delaware limited liability company		UMBRO IP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

SHORTCAKE IP HOLDINGS LLC, a Delaware limited liability company		UMBRO SOURCING LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

STUDIO HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		UNZIPPED APPAREL LLC, a Delaware limited liability company

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

STUDIO IP HOLDINGS LLC, a Delaware limited liability company		ZY HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ Peter Cuneo	By:	/s/ Peter Cuneo
Name:	Peter Cuneo	Name:	Peter Cuneo
Title:	President	Title:	President

[Signature Page to Security Agreement]

COLLATERAL AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Emily Ergang Pappas
	Name:	Emily Ergang Pappas
	Title:	Associate Counsel

[Signature Page to Security Agreement]